Investor Presentation MARCH 2015 Exhibit 99.1

For Information Purposes Only
CAUTIONARY STATEMENT REGARDING FORWARD-
LOOKING STATEMENTS
2
Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will”
“continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-
looking statements (including those contained in certain visual depictions) in this presentation.  These forward-looking statements reflect the
Company’s current expectations and/or beliefs concerning future events.  The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete.  However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements.  Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii)
dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix)
potential inability to pay dividends; (x) inability to service indebtedness; (xi) limited cash flow and liquidity due to indebtedness; (xii) unavailability of capital in the future; (xiii) fluctuations in market price of the Company’s common shares; (xiv) dependence on clients' evaluations of risks associated with such clients' insurance underwriting; (xv) suspension or revocation of reinsurance license; (xvi) potentially being deemed an investment company under United States federal securities law; (xvii) potential characterization of Third Point Re and/or Third Point Reinsurance
Company Ltd. as a PFIC; (xviii) dependence on Third Point LLC to implement the Company's investment strategy; (xix) termination by Third Point
LLC of the investment management agreements; (xx) risks associated with the Company's investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisors affecting the Company's reputation; (xxii) the Company potentially becoming subject to United States federal income taxation; (xxiii) the Company potentially becoming subject to United States withholding and information reporting requirements under the FATCA provisions; and (xxiv) other risks and factors listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other periodic and current disclosures filed with the
U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may also contain non-GAAP financial information.  The Company’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons.  For additional information regarding these non-GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation.

For Information Purposes Only
OUR COMPANY
• Specialty property & casualty reinsurer based in Bermuda
• A- (Excellent) financial strength rating from A.M. Best Company
• Began operations in January 2012 and completed IPO in August 2013
• Investment portfolio managed by Third Point LLC
• Total return focused
– Flexible and opportunistic reinsurance underwriting
– Superior investment management

For Information Purposes Only
KEY METRICS

12 Months Ended
December 31, 2014
12 Months Ended
December 31, 2013
12 Months Ended
December 31, 2012
Diluted Book Value Per Share $13.55 $13.12 $10.89
Shareholders’ Equity $1.45 billion $1.39 billion $869 million
Return on Beginning
Shareholders’ Equity*
3.6% 23.4% 13.0%
Growth in Diluted Book Value
Per Share*
3.3% 20.5% 11.9%
Cumulative Growth in Diluted
Book Value Per Share from
December 31, 2011*
1
39.2% 34.8% 11.9%
1 Diluted Book Value Per Share as of December 31, 2011 = $9.73
* Non-GAAP measure; please see descriptions and reconciliations on slides 29 and 30

TOTAL RETURN BUSINESS MODEL DESIGNED TO DELIVER
SUPERIOR RETURNS

Exceptional  Resources Optimal Deployment Outstanding Results
+ =
Experienced
Underwriting
Team
Superior
Investment
Management
Stable Capital
Base
Underwriting
Profit
Investment
Return on Float
Investment Return
on Capital
Opportunity for
Attractive Equity
Returns to
Shareholders
Over Time
For Information Purposes Only

For Information Purposes Only
EXPERIENCED SENIOR MANAGEMENT TEAM

CEO
Experience
John Berger
Chairman & CEO
• Strong business relationships
• Expertise in writing all lines of
property, casualty & specialty
reinsurance
• Track record of capitalizing
on market opportunities and
producing strong underwriting
results
• Significant business-building
experience
• CEO, Reinsurance, Vice Chairman of the Board,
Alterra Capital Holdings Limited
• CEO & President, Harbor Point Re Limited
• CEO & President, Chubb Re, Inc.
• President, F&G Re
• CEO, Aon Benfield Securities
• President, Aon Benfield Americas
• CEO, Benfield U.S. Inc. & CEO, Benfield
Advisory
• Board Member, Benfield Group PLC
• President & CEO, JRG Reinsurance Company
• CUO & Head of Reins. Operations, Endurance
Reinsurance Corporation of America
• EVP & CUO, AXA Corporate Solutions
Reinsurance Company
• EVP, Co-Head of Specialty Lines, Aon Benfield
• President & CEO, Stockton Reinsurance Ltd.
• President, Center Re Bermuda
Robert Bredahl
President & COO
Tony Urban
EVP Underwriting
Dan Malloy
EVP Underwriting

For Information Purposes Only
ORGANIZATIONAL STRUCTURE

Third Point Reinsurance Ltd.
(Holding Company)
Third Point Reinsurance
Company Ltd.
(Class 4 Insurer)
Third Point Reinsurance
Investment Management Ltd.
(Investment Manager)
Third Point Reinsurance
Opportunities Fund Ltd.
(Fund)
Third Point Re
Marketing (UK) Ltd.
(Marketing Company)
100% 100%
100% Common Shares
(Management Voting Non
Participating)
100%
53% of Common Shares
(Non Voting Participating)
Third Point Re Cat Ltd.
(Special Purpose Insurer)
100% Common Shares  (Voting
Non Participating) & 100% Preferred
Shares (Non Voting Participating)
Third Point Re (UK)
Holdings Ltd.
(Intermediate Holding Company)
100%
Third Point Re (USA)
Holdings Inc.
(Intermediate Holding Company)
Third Point Reinsurance
(USA) Ltd.
(Class 4 Insurer)
100%
100%

For Information Purposes Only
FLEXIBLE & OPPORTUNISTIC UNDERWRITING STRATEGY

• Our total return model provides
crucial flexibility in today’s
market environment
• We leverage strong relationships
to access attractive opportunities
• We are the lead underwriter on
most of our transactions
• Limited property cat exposure on
rated balance sheet
For Information Purposes Only
Target Best
Opportunities

For Information Purposes Only
TRADITIONAL QUOTA SHARES

• We focus on lines of business
with lower volatility
• We provide reinsurance
support to small and medium
size insurers seeking surplus
relief
• These transactions are
typically relationship-driven,
since reinsurance plays such
a key role in the client’s
capital structure
• Non-standard auto
• Ex-wind homeowners
• General liability
Target Best
Opportunities

For Information Purposes Only
OPPORTUNISTIC DEALS

• Our relationships allow us to
often be the first call for
many special situations
• We look for dislocated
markets and distressed
situations where higher risk-
adjusted returns are
available
• We manage our downside
exposure with structural
features and contract terms
& conditions
• Regional workers’
compensation
• Financial lines
• Distressed situations
Target Best
Opportunities

For Information Purposes Only
RESERVE COVERS

• Reserve covers provide clients
with reinsurance protection,
capital relief and potentially
enhanced investment returns
• Relationships are key –
decision-maker is typically the
client’s CEO or CFO
• Our team has a reputation for
sophisticated structuring to meet
each client’s specific needs
• Bermuda reinsurers
• Lloyds Syndicates
• US Insurers
• Captives
Target Best
Opportunities

DIVERSIFIED PREMIUM BASE

Traditional
Quota Shares
(49)
Reserve
Covers (7)
Opportunistic
Deals (44)
Property QS
(23)
Auto (24)
Workers
Comp (16)
Multi-Line
(22)
Agriculture (6)
Financial
Lines (4)
General
Liability (5)
Gross Premium Written Since Inception
1
by
Type of Transaction
(Percent)
Gross Premium Written Since Inception
1
by
Line of Business
(Percent)
1 As of 12/31/14
Note: All figures are for P&C Segment only
For Information Purposes Only

For Information Purposes Only
REINSURANCE RISK MANAGEMENT

• Reinsurance business plan complements our investment management strategy: no property catastrophe excess treaties on rated balance sheet and premium and reserve leverage lower than peer group
• Company-wide focus on risk management
• Robust underwriting and operational controls
Risk
Management
Culture
Holistic Risk
Control
Framework
• Measure use of risk capital using internally-developed capital model,  AM Best
BCAR model and Bermuda Monetary Authority BSCR model
• Developed a comprehensive Risk Register that is appropriate for our business model
• Instituted a Risk Appetite Statement that governs overall sensitivities in underwriting, investment, and enterprise portfolio
Ongoing
Risk
Oversight
• Own Risk Self Assessment (ORSA) report produced quarterly and provided to management / Board of Directors
• Provides management with meaningful statistics on our current capital requirement and comparisons to our risk appetite statement
• Growing in scope

For Information Purposes Only
REINSURANCE RISK MANAGEMENT (CONT’D)

• Low premium leverage and
asset leverage compared to
peer group
• Limited legacy reserves
mitigate the risk of adverse
reserve development
• Catastrophe risk is largely
limited to our $59.5 million
investment in our catastrophe
fund
1
Bermuda Reinsurer Leverage Metrics
(Percent)
Premium to Equity
TPRE
Source: Dowling & Co; As of 12/31/2014; “Premium to Equity” = Trailing 12 months’ net premium written divided by shareholders’ equity; “Invested Assets to Equity” = Invested assets and cash divided by shareholders’ equity; Peer group = ACGL, AGII, AWH, AXS, PTP, RE, XL, AHL, ENH, GLRE, MRH, PRE, RNR, VR
1 As of December 31, 2014; In January 2015, we received $21.1 million from a partial redemption of our investment
100
150
200
250
300
350
20 40 60 80 100

For Information Purposes Only
REINSURANCE OPERATIONS

• Strong pipeline
• Combined ratio trending lower as we gain scale
• Continue to expand our underwriting platform
U.K. marketing office
Physical presence in the U.S.
Opportunistically hire experienced underwriters

For Information Purposes Only
NEW U.S. PLATFORM
• U.S. onshore presence a key component of overall growth strategy
– Strengthen relationships with U.S. cedents and brokers
– Develop first-hand knowledge of cedent underwriting and
claims capabilities
• Structure optimized for our investment strategy: Third Point
Reinsurance (USA) Ltd. is a Bermuda-domiciled reinsurer that will apply for a 953D U.S. federal tax election
– Assets can be invested in a separate account managed by
Third Point LLC
– U.S. activity is permitted, including a new office in New Jersey
• Strong financial support from Third Point Re group
– Senior unsecured notes benefit from a full guarantee from
Third Point Reinsurance Ltd.
– 75% quota share with Third Point Reinsurance Company Ltd.
– Net worth maintenance agreement with Third Point
Reinsurance Ltd. ($250m minimum surplus)
16
Thomas Wafer
• Chairman Reinsurance, Alterra Capital
• CEO Reinsurance, Alterra Capital & President,
Alterra Re USA
• President, Harbor Point Re U.S.
• MD International Underwriting, Harbor Point Re
• MD International Underwriting, Chubb Re
Jonathan Norton
• Chief Actuary, Alterra Re USA
• Chief Actuary, Harbor Point Re
• Chief Actuary, Chubb Re
• Managing Director, Guy Carpenter
New Hires to Help Establish & Manage
U.S. Operations

MARKET-LEADING INVESTMENT MANAGEMENT

• Third Point LLC owned and
led by Daniel S. Loeb
• 20.6% net annualized
returns since inception in
1995
5
• Risk-adjusted returns driven
by superior security
selection and lower volatility
Illustrative Net Return
1
Since Inception
2,3,4
($ Thousands)
Third Point Partners LP
HFRI Event-Driven (Total) Index
DJ CS HFI Event Driven Index
S&P 500 (TR)
For Information Purposes Only
1 For Third Point Partners L.P. after fees, expenses and incentive allocation; 2 Past performance is not necessarily indicative of future results; all investments involve risk including the loss of principal; 3  The historical performance of Third Point Partners L.P. (i) for the years 2001 through Dec
31, 2014 reflects the total return after incentive allocation for each such year as included in the audited statement of financial condition of Third Point Partners L.P. for those years and (ii) for the years 1995 through 2000 reflects the total return after incentive allocation for each such year as reported by Third Point Partners L.P. Total return after incentive allocation for the years 2001 through Dec 31, 2014 is based on the net asset value for all limited partners of Third Point Partners L.P. taken as a whole, some of whom pay no incentive allocation or management fees, whereas total return after incentive allocation for the years 1995 through 2000 is based on the net asset value for only those limited partners of Third Point Partners L.P. that paid incentive allocation and management fees. In each case, results are presented net of management fees, brokerage commissions, administrative expenses, and accrued performance allocation, if any, and include the reinvestment of all dividends, interest, and capital gains; 4 The illustrative return is calculated as a theoretical investment of $1,000 in Third Point Partners, L.P. at inception relative to the same theoretical investment in two hedge fund indices designed to track performance of certain “event-driven” hedge funds over the same period of time. All references to the Dow Jones Credit Suisse HFI Event Driven Index (“DJ-CS HFI”) and HFRI Event-Driven Total Index (“HFRI”) reflect performance calculated through Dec 31, 2014. The DJ-CS HFI is an asset-weighted index and includes only funds, as opposed to separate accounts. The DJ-CS HFI uses the Dow Jones Credit Suisse database and consists only of event driven funds deemed to be “event-driven” by the index and that have a minimum of $50 million in assets under management, a minimum of a 12-month track record, and audited financial statements. The HFRI consists only of event driven funds with a minimum of $50 million in assets under management or a minimum of a 12-month track record.
Both indices state that returns are reported net of all fees and expenses. While Third Point Partners L.P. has been compared here with the performance of well-known and widely recognized indices, the indices have not been selected to represent an appropriate benchmark for Third Point
Partners L.P., whose holdings, performance and volatility may differ significantly from the securities that comprise the indices; 5 From formation of Third Point Partners L.P. in June 1995 through Dec 31, 2014.

For Information Purposes Only
RELATIONSHIP WITH THIRD POINT LLC

• Exclusive relationship through 2016, followed by successive 3-year terms on renewal
• Investments are managed on substantially the same basis as the main Third
Point LLC hedge funds
• We pay the standard 2% management fee and 20% performance allocation.
The performance allocation is subject to a standard high water mark
Investment
Management
Agreement
Risk
Management
• Restrictions on leverage, position concentrations and illiquid, private investments
• Key man and performance termination provisions
• Allowed to diversify portfolio to address concerns of A.M. Best or regulator
Liquidity
•
of investment portfolio to provide liquidity for claims and expenses
• More than 95% of investments are within FAS 157 Levels 1 & 2
1
• Separate account may be used at any time to pay claims and expenses
1 As of December 31, 2014
Investments are held in a separate account  – Third Point Re has full ownership

THIRD POINT LLC PORTFOLIO RISK MANAGEMENT

• Portfolio diversification across industries,
geographies, asset classes and strategies
• Highly liquid portfolio – investment manager
can dynamically shift exposures depending
on macro/market developments
• Security selection with extensive diligence
process
• Approach includes index and macro
hedging and tail risk protection
• Institutional platform with robust investment
and operational risk management
procedures
For Information Purposes Only

For Information Purposes Only
STRONG CAPITAL BASE

1 As of 12/31/2014; Amounts for AM Best and BMA estimated by TPRE based on the most recent models provided by these entities
2014 Capital Requirements
1
($ Millions)
Available Capital
Required Capital
A.M.Best
BCAR
BMA Solvency
Requirement
TPRE Internal
Capital Model
0 500 1000 1500
• Publicly-traded capital base
• Significant capacity to support
growth
• Unlike many other reinsurers,
our excess underwriting
capital is not a drag on ROE

For Information Purposes Only
STRONG PREMIUM GROWTH

• Robust growth since
inception
• Broad range of lines of
business and distribution
sources (brokers)
• Management views the
company’s pipeline of
opportunities as strong
Total Gross Written Premium
($ Millions)
190
402
613
0
250
500
750
2012 2013 2014

For Information Purposes Only
STEADY PROGRESS TOWARDS COMBINED RATIO < 100%

• Combined ratio is improving
in-line with projections as
reinsurance operation gains
scale
• We anticipate further
improvement in our
combined ratio as additional
premium is earned over the
next few quarters
• Combined ratio for Q4 14
was 100.2%
P&C Segment Combined Ratio
(Percent)
129.7
107.5
102.2
80
100
120
140
2012 2013 2014

For Information Purposes Only
SIGNIFICANT FLOAT GENERATION

• Float = premium held until
claims must be paid
• If the underlying reinsurance
risk is attractive, generating
float allows a reinsurer to
access investment “leverage”
at low or no cost
• Certain lines of business
provide reinsurers with float
for several years
Float As A Percentage of Total Shareholders’
Equity
(Percent)
Float: 12/31/2012 = $63.9 million; 12/31/2013 = $214.9 million; 12/31/2014 = $389.2million
6.9
14.2
25.1
0
5
10
15
20
25
30
2012 2013 2014

For Information Purposes Only
ATTRACTIVE RETURNS SINCE INCEPTION

Return on Beginning Shareholders’ Equity
1
(Percent)
• Returns have been
attractive, even through the
start-up phase
• We are reaching scale in
the underwriting operation
• We believe that we are
well-positioned to out-
perform in a challenging
market environment
1 Non-GAAP measure; please see descriptions and reconciliations on slides 29 and 30
13.0
23.4
3.6
Average
= 13.3%
0
5
10
15
20

2012 2013 2014

For Information Purposes Only
TOTAL RETURN BUSINESS MODEL DESIGNED TO DELIVER
SUPERIOR RETURNS
25
Opportunity for
Attractive Equity
Returns to
Shareholders
Over Time
Experienced
Underwriting
Team
Superior
Investment
Management
Stable Capital
Base
Underwriting
Profit
Investment
Return on Float
Investment Return
on Capital
Exceptional  Resources Optimal Deployment Outstanding Results
+ =

For Information Purposes Only 26 APPENDIX

For Information Purposes Only
KEY FINANCIAL HIGHLIGHTS

Year ended
12/31/14
Year ended
12/31/13
Year ended
12/31/12
Gross premiums written $613,300 $401,937 $190,374
Gross premiums ceded (150) (9,975) -
Net premiums earned 444,532 220,667 96,481
Net investment income¹
85,582 258,125 136,868
Total revenues $530,114 $478,792 $233,349
Loss and loss adjustment expenses incurred, net 283,147 139,812 80,306
Acquisition costs, net 137,206 67,944 24,604
General and administrative expenses 40,008 33,036 27,376
Other expenses¹
7,395 4,922 446
Total expenses $467,756 $245,714 $132,732
Income before income tax expense 62,358 233,078 100,617
Income tax expense (5,648) - -
Income including non-controlling interests 56,710 233,078 100,617
Income attributable to non-controlling interests (6,315) (5,767) (1,216)
Net income $50,395 $227,311 $99,401
Year ended
12/31/14
Year ended
12/31/13
Year ended
12/31/12
Loss ratio
3
65.5% 65.7% 83.2%
Acquisition cost ratio
4
31.5% 31.5% 25.5%
General and administrative expense ratio
5
5.2% 10.3% 21.0%
Combined ratio
6
102.2% 107.5% 129.7%
Net investment return
7
5.1% 23.9% 17.7%
Consolidated Income Statement ($000s)
Selected Income Statement Ratios
2
Generated $1.206 billion of
gross premiums written from
inception to date.
Gross premium written in the
Property and Casualty Segment
increased by 106.7% in 2013
and by 52.8% in 2014.
Combined ratio continued to
improve to 100.2% in the fourth
quarter of 2014 as we gained
scale.
Strong investment returns from
investments managed by Third
Point LLC of 17.7% in 2012,
23.9% in 2013, and 5.1% in
2014.
Highlights
1 Prior to 2014, changes in estimated fair value of embedded derivatives were recorded in net investment income.  As these embedded derivatives have become more prominent, the presentation has been modified and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the consolidated statements of income. In addition, fixed interest crediting features on these contracts that were recorded in net investment income are now classified in other expenses in the condensed consolidated statements of income.
2 Underwriting ratios are for the property and casualty reinsurance segment only; 3 Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net, by net premiums earned; 4 Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned; 5 General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned; 6 Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned; 7 Net investment return represents the return on our investments managed by Third Point LLC, net of fees.

For Information Purposes Only
KEY FINANCIAL HIGHLIGHTS (CONT’D)

As of 12/31/14 As of 12/31/13 As of 12/31/12
Total assets $2,582,580 $2,159,890
$1,402,017
Total liabilities 1,300,532 649,494 473,696
Total shareholders’ equity $1,552,048 $1,510,396 $928,321
Non-controlling interests (100,135) (118,735) (59,777)
Shareholders' equity attributable to shareholders $1,451,913 $1,391,661 $868,544
Year ended
12/31/14
Year ended
12/31/13
Year ended
12/31/12
Diluted book value per share* $13.55 $13.12 $10.89
Growth in diluted book value per share* 3.3% 20.5% 11.9%
Return on beginning shareholders’ equity* 3.6% 23.4% 13.0%
Selected Balance Sheet Data ($000s)
Selected Balance Sheet Metrics
* Non-GAAP measure; please see descriptions and reconciliations on slides 29 and 30
As of 12/31/14 As of 12/31/13 As of 12/31/12
Total investments managed by Third Point LLC $1,802,183 $1,559,442 $925,453
Investments ($000s)

For Information Purposes Only
NON-GAAP MEASURES

As of 12/31/14 As of 12/31/13 As of 12/31/12
Basic and diluted book value per share numerator:
Total shareholders’ equity $1,552,048 $1,510,396 $928,321
Less: Non-controlling interests (100,135) (118,735) (59,777)
Shareholders’ equity attributable to shareholders $1,451,913 $1,391,661 $868,544
Effect of dilutive warrants issued to founders and an advisor 46,512 46,512 36,480
Effect of dilutive share options issued to directors and employees 61,705 101,274 51,670
Diluted book value per share numerator $1,560,130 $1,539,447 $956,694
Basic and diluted book value per share denominator:
Issued and outstanding shares 103,397,542 103,264,616 78,432,132
Effect of dilutive warrants issued to founders and an advisor 4,651,163 4,651,163 3,648,006
Effect of dilutive share options issued to directors and employees 6,151,903 8,784,861 5,167,045
Effect of dilutive restricted shares issued to directors and employees 922,610 657,156 619,300
Diluted book value per share denominator 115,123,218 117,357,796 87,866,483
Basic book value per share $14.04 $13.48 $11.07
Diluted book value per share $13.55 $13.12 $10.89
($000s, Except Share and Per Share Amounts)
Book value per share
Book value per share as used by our management is a non-GAAP measure, as it is calculated after deducting the impact of non-controlling interests. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders, adjusted for subscriptions receivable, by the number of issued and outstanding shares at period end. In addition, diluted book value per share is also a non-GAAP measure and represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure. The following table sets forth the computation of basic and diluted book value per share as of December 31, 2014,  December 31, 2013 and 2012:

For Information Purposes Only
NON-GAAP MEASURES (CONT’D)

Return on beginning shareholders’ equity
($000s)
Insurance float
Calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in the diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe that this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.
December 31, 2014 December 31, 2013 December 31, 2012
Net income 50,395 $                             227,311 $                           99,401 $
Shareholders' equity attributable to shareholders -beginning of period 1,391,661                           868,544                              585,425
Subscriptions receivable -                                       -                                            177,507
Impact of weighting related to shareholders' equity from IPO -                                       104,502                              -
Adjusted shareholders' equity attributable to shareholders - beginning of period 1,391,661 $                        973,046                              762,932
Return on beginning shareholders' equity 3.6% 23.4% 13.0%
For the years ended
Calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. For purposes of determining December 31,
2011 shareholders’ equity attributable to shareholders, we add back the impact of subscriptions receivable to shareholders’ equity attributable to shareholders. For the year ended December 31, 2013 and December 31, 2014, we have also adjusted the beginning shareholders’ equity for the impact of the issuance of shares in our IPO on a weighted average basis. This adjustment lowers the stated return on beginning shareholders’
equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability.
Growth in diluted book value per share
In an insurance or reinsurance operation, float arises because premiums and proceeds associated with deposit accounted reinsurance contracts are collected before losses are paid. In some instances, the interval between premium receipts and loss payments can extend over many years. During this time interval, insurance and reinsurance companies invest the premiums received and seek to generate investment returns. Although float can be calculated using numbers determined under U.S. GAAP, float is a non-GAAP financial measure and, therefore, there is no comparable U.S. GAAP measure. We believe that net investment income generated on float is an important consideration in evaluating the overall contribution of our property and casualty reinsurance operation to our consolidated results. It is also explicitly considered as part of the evaluation of management’s performance for the purposes of incentive compensation.